                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 4

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 5, 1997

                                  Omtool, Ltd.
                    -----------------------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                       0-22871                    02-0447481
      --------------                  ----------                  ------------
(State or other jurisdiction    (Commission File number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                        8 Industrial Way, Salem, NH 03079
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (603) 898-8900



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         Omtool, Ltd. hereby amends and restates Item 7 of its Current Report on
Form 8-K dated December 5, 1997, so that previously omitted information is included in said Item 7 and so that as so amended and restated said Item 7 shall read in its entirety as set forth on the following pages.



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Item 7.  Financial Statements and Exhibits

                 (a)      Financial Statements of Business Acquired.

         The following audited financial statements of CMA, together with the report thereon manually signed by Arthur Andersen LLP, and unaudited financial statements of CMA for the Six Months Ended September 30, 1997, are included as
Exhibit 99.1 to this report and incorporated herein by this reference:

                 Consolidated Balance Sheets as of March 31, 1996 and 1997

                 Consolidated Statements of Operations for the years ended
                          March 31, 1996 and 1997

                 Consolidated Statements of Stockholders' Equity for the years ended March 31, 1996 and 1997

                 Consolidated Statements of Cash Flows for the years ended
                          March 31, 1996 and 1997

                 Notes to Consolidated Financial Statements

                 Unaudited Condensed Consolidated Balance Sheet as of September
                          30, 1997

                 Unaudited Condensed Consolidated Statement of Operations for
                          the Six Months Ended September 30, 1996 and 1997

                 Unaudited Condensed Consolidated Statement of Cash Flows for
                          the Six Months Ended September 30, 1996 and 1997

                 Notes to Unaudited Condensed Consolidated Financial
                          Statements

         (b)     Pro Forma Financial Information.

         The following unaudited pro forma consolidated financial statements are included as Exhibit 99.2 to this report and are incorporated herein by this reference:

                 Unaudited Pro Forma Condensed Consolidated Balance Sheets as
                          of September 30, 1997

                 Unaudited Pro Forma Consolidated Statements of Operations for
                          the year ended December 31, 1996 and the nine months ended September 30, 1997


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                  Notes to Unaudited Pro Forma Combined Financial Information

         (c)      Exhibits.

Exhibit No.           Description
-----------           -----------

2.1*                  Share Sale and Purchase Agreement dated as of December 5, 1997 among the Company, CMA and its former stockholders (including Schedule 6 and Schedule 7 attached thereto).

99.1                  The following audited financial statements of CMA, together with the report thereon manually signed by Arthur Andersen LLP and unaudited financial statements of CMA for the Six
                            Months Ended September 30, 1997:

                      Consolidated Balance Sheets as of March 31,1996 and 1997

                      Consolidated Statements of Operations for the years ended March 31, 1996 and 1997

                      Consolidated Statements of Stockholders' Equity for the years ended March 31, 1996 and 1997

                      Consolidated Statements of Cash Flows for the years ended March 31, 1996 and 1997

                      Notes to Financial Statements

                      Unaudited Condensed Consolidated Balance Sheet as of September 30, 1997

                      Unaudited Condensed Consolidated Statement of Operations for the Six Months Ended September
                              30, 1996 and 1997

                      Unaudited Condensed Consolidated Statement of Cash Flows for the Six Months Ended September
                              30, 1996 and 1997

                      Notes to Unaudited Condensed Consolidated Financial Statements

99.2**                The following unaudited pro forma combined financial statements:

                      Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 1997

                      Unaudited Pro Forma Consolidated Statements of Operations
                            for the year ended December 31, 1996 and the nine months ended September 30, 1997


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           Notes to Unaudited Pro Forma Combined Financial Information


*Previously filed with the Company's Current Report on Form 8-K dated December 5, 1997 filed on December 19, 1997.

**Previously filed with the Company's Current Report on Form 8-K/A, Amendment No.2 dated December 5, 1997 filed on February 18, 1998.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment to be signed on its behalf by the undersigned hereunto authorized.

                                                  OMTOOL, LTD.

Date: March 1, 1999

                                                  By:  /S/ Darioush Mardan
                                                       -------------------------
                                                       Darioush Mardan
                                                       Chief Financial Officer,
                                                       Treasurer and Secretary



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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

2.1*                  Share Sale and Purchase Agreement dated as of December 5, 1997 among the Company, CMA and its former stockholders (including Schedule 6 and Schedule 7 attached thereto).

99.1                  The following audited financial statements of CMA, together with the report thereon manually signed by Arthur Andersen LLP and unaudited financial statements of CMA for the Six
                            Months Ended September 30, 1997:

                      Consolidated Balance Sheets as of March 31, 1996 and 1997

                      Consolidated Statements of Operations for the years ended March 31, 1996 and 1997

                      Consolidated Statements of Stockholders' Equity for the years ended March 31, 1996 and 1997

                      Consolidated Statements of Cash Flows for the years ended March 31, 1996 and 1997

                      Notes to Financial Statements

                      Unaudited Condensed Consolidated Balance Sheet as of September 30, 1997

                      Unaudited Condensed Consolidated Statement of Operations for the Six Months Ended September
                              30, 1996 and 1997

                      Unaudited Condensed Consolidated Statement of Cash Flows for the Six Months Ended September
                              30, 1996 and 1997

                      Notes to Unaudited Condensed Consolidated Financial Statements

99.2**                The following unaudited pro forma combined financial statements:

                      Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 1997

                      Unaudited Pro Forma Consolidated Statements of Operations
                            for the year ended December 31, 1996 and the nine months ended September 30, 1997


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           Notes to Unaudited Pro Forma Combined Financial Information

*Previously filed with the Company's Current Report on Form 8-K dated December 5, 1997 filed on December 19, 1997.

**Previously filed with the Company's Current Report on Form 8-K/A, Amendment No.2 dated December 5, 1997 filed on February 18, 1998.